Exhibit 4.1

SEC

SANCHEZ ENERGY CORPORATION

SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE CUSIP 00000 TO COME 00 0

This Certifies that

SPECIMEN

is the owner of

BY

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

SANCHEZ ENERGY CORPORATION CONTINENTAL COUNTERSIGNED

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. AND This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. STOCK

Witness the facsimile signatures of the Corporation’s duly authorized officers. (Jersey Dated: City,

TRANSFER NJ) TRANSFER REGISTERED: &

AGENT TRUST

AUTHORIZED AND

COMPANY

PRESIDENT, CHIEF EXECUTIVE OFFICER AND SENIOR VICE PRESIDENT, SIGNATURE REGISTRAR CHAIRMAN OF THE BOARD OF DIRECTORS CHIEF FINANCIAL OFFICER AND SECRETARY

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

SPECIMEN Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY

CHANGE WHATEVER.

Signature(s) Guaranteed

By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.